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                                                                   EXHIBIT 10.44

                [U.S. DEPARTMENT OF
                HOMELAND SECURITY LOGO]                FEMA




                       FEDERAL EMERGENCY MANAGEMENT AGENCY
                        FEDERAL INSURANCE ADMINISTRATION

                    FINANCIAL ASSISTANCE/SUBSIDY ARRANGEMENT
                             (APPENDIX A - PART 62)






                                     PURPOSE
              To assist the company in underwriting flood insurance
                   using the Standard Flood Insurance Policy.


                                 ACCOUNTING DATA
                  Pursuant to Section 1310 of the Act, a Letter
                          of Credit shall be issued for
                       payment as provided for herein from
                                       the
                         National Flood Insurance Fund.


                                 EFFECTIVE DATE
                                 October 1, 2004


                                    ISSUED BY
                       Federal Emergency Management Agency
                        Federal Insurance Administration
                   500 C Street, S.W. o Washington, D.C. 20472


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                       FEDERAL EMERGENCY MANAGEMENT AGENCY
                        FEDERAL INSURANCE ADMINISTRATION
                              APPENDIX A TO PART 62

                    FINANCIAL ASSISTANCE/SUBSIDY ARRANGEMENT

ARTICLE I--Findings, Purpose, and Authority

         Whereas, the Congress in its "Finding and Declaration of Purpose" in the National Flood Insurance Act of 1968, as amended, ("the Act" or "Act") recognized the benefit of having the National Flood Insurance Program (the "Program" or "NFIP") "carried out to the maximum extent practicable by the private insurance industry"; and

         Whereas, the Federal Insurance Administration (FIA) within the Mitigation Division recognizes this Arrangement as coming under the provisions of Section 1345 of the Act (42 U.S.C. 4081); and

         Whereas, the goal of the FIA is to develop a program with the insurance industry where, over time, some risk-bearing role for the industry will evolve as intended by the Congress (Section 1304 of the Act [42 U.S.C. 4011]); and

         Whereas, the insurer (hereinafter the "Company") under this Arrangement shall charge rates established by the FIA; and

         Whereas, FIA has promulgated regulations and guidance implementing the Act and the Write-Your-Own Program whereby participating private insurance companies act in a fiduciary capacity utilizing Federal funds to sell and administer the Standard Flood Insurance Policies, and has extensively regulated the participating companies' activities when selling or administering the Standard Flood Insurance Policies; and

         Whereas, any litigation resulting from, related to, or arising from the Company's compliance with the written standards, procedures, and guidance issued by FEMA or FIA arises under the Act, regulations, or FIA guidance, and legal issues thereunder raise a federal question; and

         Whereas, through this Arrangement, the Federal Treasury will back all flood policy claim payments by the Company; and

         Whereas, this Arrangement has been developed to enable any interested qualified insurer to write flood insurance under its own name; and

         Whereas, one of the primary objectives of the Program is to provide coverage to the maximum number of structures at risk and because the insurance industry has marketing access through its existing facilities not directly available to the FIA, it has been concluded that coverage will be extended to those who would not otherwise be insured under the Program; and

         Whereas, flood insurance policies issued subject to this Arrangement shall be only that insurance written by the Company in its own name under prescribed policy conditions and pursuant to this Arrangement and the Act; and

         Whereas, over time, the Program is designed to increase industry participation, and, accordingly, reduce or eliminate Government as the principal vehicle for delivering flood insurance to the public; and

         Whereas, the sole parties under this Arrangement are the WYO Companies and the Federal Government.

         Now, therefore, the parties hereto mutually undertake the following:


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ARTICLE II--Undertakings of the Company

A.   Eligibility Requirements for Participation in the NFIP:

     1. Policy Administration. All fund receipt, recording, control, timely deposit requirements, and disbursement in connection with all Policy Administration and any other related activities or correspondences, must meet all requirements of the Financial Control Plan. The Company shall be responsible for:

          a.   Compliance with the Community Eligibility/Rating Criteria

          b.   Making Policyholder Eligibility Determinations

          c.   Policy Issuances

          d.   Policy Endorsements

          e.   Policy Cancellations

          f.   Policy Correspondence

          g.   Payment of Agents' Commissions

     2. Claims Processing. All claims processing must be processed in accordance with the processing of all the companies' insurance policies and with the Financial Control Plan. Companies will also be required to comply with FIA Policy Issuances and other guidance authorized by FIA or the Federal Emergency Management Agency ("FEMA").

     3.   Reports

          a. Monthly Financial Reporting and Statistical Transaction reporting requirements. All monthly financial reporting and statistical transaction reporting shall be in accordance with the requirements of the NFIP Transaction Record Reporting and Processing Plan for the Company Program and the Financial Control Plan for business written under the WYO (Write Your Own) Program, 44 C.F.R. Part 62, App. (B). These data shall be validated/edited/audited in detail and shall be compared and balanced against Company reports.

          b. Monthly financial reporting procedure shall be in accordance with the WYO Accounting Procedures.

B. Time Standards. Time will be measured from the date of receipt through the date mailed out. All dates referenced are working days, not calendar days. In addition to the standards set forth below, all functions performed by the company shall be in accordance with the highest reasonably attainable quality standards generally utilized in the insurance and data processing field. Continual failure to meet these requirements may result in limitations on the company's authority to write new business or the removal of the Company from the program. Applicable time standards are:

     1. Application Processing--15 days (note: if the policy cannot be mailed due to insufficient or erroneous information or insufficient funds, a request for correction or added moneys shall be mailed within 10 days);

     2.   Renewal Processing--7 days


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


     3.   Endorsement Processing--15 days

     4.   Cancellation Processing--15 days

     5.   Claims Draft Processing--7 days from completion of file examination

     6. Claims Adjustment--45 days average from the receipt of Notice of Loss (or equivalent) through completion of examination.

C. Single Adjuster Program. To ensure the maximum responsiveness to the NFIP policyholders following a catastrophic event, e.g., a hurricane, involving insured wind and flood damage to policyholders, the Company shall agree to the adjustment of the combined flood and wind losses utilizing one adjuster under an NFIP-approved Single Adjuster Program using procedures issued by the Administrator. The Single Adjuster procedure shall be followed in the following cases:

     1.   Where the flood and wind coverage is provided by the Company;

     2. Where the flood coverage is provided by the Company and the wind coverage is provided by a participating State Property Insurance Plan, Windpool Association, Beach Plan, Joint Underwriting Association, FAIR Plan, or similar property insurance mechanism; and

     3. Where the flood coverage is provided by the Company and the wind coverage is provided by another property insurer and the State Insurance Regulator has determined that such property insurer shall, in the interest of consumers, facilitate the adjustment of its wind loss by the adjuster engaged to adjust the flood loss of the Company.

D.   Policy Issuance.

     1. The flood insurance subject to this Arrangement shall be only that insurance written by the Company in its own name pursuant to the Act.

     2. The Company shall issue policies under the regulations prescribed by the Administrator in accordance with the Act.

     3. All such policies of insurance shall conform to the regulations prescribed by the Administrator pursuant to the Act, and be issued on a form approved by the Administrator.

     4. All policies shall be issued in consideration of such premiums and upon such terms and conditions and in such States or areas or subdivisions thereof as may be designated by the Administrator and only where the Company is licensed by State law to engage in the property insurance business.

     5. The Administrator may require the Company to discontinue issuing policies subject to this Arrangement immediately in the event Congressional authorization or appropriation for the National Flood Insurance Program is withdrawn.

E. The Company shall separate Federal flood insurance funds from all other Company accounts, at a bank or banks of its choosing for the collection, retention and disbursement of Federal funds relating to its obligation under this


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     Arrangement, less the Company's expenses as set forth in Article III, and the operation of the Letter of Credit established pursuant to Article IV. All funds not required to meet current expenditures shall be remitted to the United States Treasury, in accordance with the provisions of the WYO Accounting Procedures Manual.

F. The Company shall investigate, adjust, settle and defend all claims or losses arising from policies issued under this Arrangement. Payment of flood insurance claims by the Company shall be binding upon the FIA.

G.   Compliance with Agency Standards and Guidelines.

     1. The Company shall comply with written standards, procedures, and guidance issued by FEMA or FIA relating to the NFIP and applicable to the Company.

     2. The Company shall market flood insurance policies in a manner consistent with marketing guidelines established by FIA.

ARTICLE III--LOSS COSTS, EXPENSES, EXPENSE REIMBURSEMENT, AND PREMIUM REFUNDS

A. The Company shall be liable for operating, administrative and production expenses, including any State premium taxes, dividends, agents' commissions or any other expense of whatever nature incurred by the Company in the performance of its obligations under this Arrangement but excluding other taxes or fees, such as surcharges on flood insurance premium and guaranty fund assessments.

B. The Company may withhold, as operating and administrative expenses, other than agents' or brokers' commissions, an amount from the Company's written premium on the policies covered by this Arrangement in reimbursement of all of the Company's marketing, operating and administrative expenses, except for allocated and unallocated loss adjustment expenses described in C. of this article. This amount will equal the sum of the average industry expenses ratios for "Other Acq.", "Gen. Exp." and "Taxes" calculated by aggregating premiums and expense amounts for each of five property coverages using direct premium and expense information to derive weighted average expense ratios. For this purpose, we (the Federal Insurance Administration) will use data for the property/casualty industry published, as of March 15 of the prior Arrangement year, in Part III of the Insurance Expense Exhibit in A.M. Best Company's Aggregates and Averages for the following five property coverages: Fire, Allied Lines, Farmowners Multiple Peril, Homeowners Multiple Peril, and Commercial Multiple Peril (non-liability portion). In addition, this amount will be increased by one
     (1) percentage point to reimburse expenses beyond regular property/casualty expenses.

     The Company may retain 15 percent (15%) of the Company's written premium on the policies covered by this Arrangement as the commission allowance to meet the commissions or salaries of insurance agents, brokers, or other entities producing qualified flood insurance applications and other related expenses.

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     The amount of expense allowance retained by the Company may increase a maximum of two (2) percentage points depending on the extent to which the company meets the marketing goals for the Arrangement year contained in marketing guidelines established pursuant to Article II.G. We will pay the Company the amount of any increase after the end of the Arrangement year.

     The Company, with the consent of the Administrator as to terms and costs, may use the services of a national rating organization, licensed under state law, to help us undertake and carry out such studies and investigations on a community or individual risk basis, and to determine equitable and accurate estimates of flood insurance risk premium rates as authorized under the National Flood Insurance Act of 1968, as amended. We will reimburse the Company for the charges or fees for such services under the provisions of the WYO Accounting Procedures Manual.

C.   Loss Adjustment Expenses shall be reimbursed as follows:

     1. Unallocated loss adjustment shall be an expense reimbursement of 3.3 percent of the incurred loss (except that it does not include "incurred but not reported").

     2. Allocated loss adjustment expense shall be reimbursed to the Company pursuant to a "Fee Schedule" coordinated with the Company and provided by the Administrator.

     3. Special allocated loss expenses shall be reimbursed to the Company in accordance with guidelines issued by the Administrator.

D.   Loss Payments.

     1. Loss payments under policies of flood insurance shall be made by the Company from Federal funds retained in the bank account(s) established under Article II, Section E and, if such funds are depleted, from Federal funds derived by drawing against the Letter of Credit established pursuant to Article IV.

     2. Loss payments include payments as a result of litigation that arises under the scope of this Arrangement, and the Authorities set forth herein. All such loss payments and related expenses must meet the documentation requirements of the Financial Control Plan and of this Arrangement, and the Company must comply with the litigation documentation and notification requirements established by FEMA. Failure to meet these requirements may result in the Administrator's decision not to provide reimbursement.

     3.   Limitation on Litigation Costs.

          a. Following receipt of notice of such litigation, the FEMA Office of the General Counsel ("OGC") shall review the information submitted. If the FEMA OGC finds that the litigation is grounded in actions by the Company that are significantly outside the scope of this Arrangement, and/or involves issues of agent negligence, then the FEMA OGC shall make a recommendation to the Administrator regarding whether all or part of the litigation is significantly outside the scope of the Arrangement.

          b. In the event the Administrator agrees with the determination of the FEMA OGC under Article III, Section D.3.a then the Company will be notified in writing within thirty (30) days of the Administrator's decision that any award or judgment for damages and any costs to defend such litigation will not be recognized under Article III as a reimbursable loss cost, expense or expense reimbursement.

          c. In the event a question arises whether only part of a litigation is reimbursable, the FEMA OGC shall make a recommendation to the Administrator about the appropriate division of responsibility, if possible.

          d. In the event that the Company wishes to petition for reconsideration of the determination that it will not be reimbursed for any part of the award or judgment or any part of the costs expended to defend such litigation made under Article III, Section D.3.a-c, it may do so by mailing, within thirty (30) days of the notice that reimbursement will not be made, a written petition to the Administrator, who may request advice on other than legal matters of the WYO Standards Committee established under the WYO Financial Control Plan. The WYO Standards Committee will consider the request at its next regularly scheduled meeting or at a special meeting called for that purpose by the Chairman and issue a written recommendation to the Administrator. The Administrator's final determination will be made in writing within a reasonable time to the Company.

E. Premium refunds to applicants and policyholders required pursuant to rules contained in the National Flood Insurance Program (NFIP) "Flood Insurance Manual" shall be made by the Company from Federal flood insurance funds referred to in Article II, Section E, and, if such funds are depleted, from funds derived by drawing against the Letter of Credit established pursuant to Article IV. As fiscal agent, the Company shall not refund any premium to applicants or policyholders in any manner other than as specified in the NFIP's "Flood Insurance Manual" since flood insurance premiums are funds of the Federal Government.

ARTICLE IV--UNDERTAKINGS OF THE GOVERNMENT

A. Letter(s) of Credit shall be established by the Federal Emergency Management Agency (FEMA) against which the Company may withdraw funds daily, if needed, pursuant to prescribed procedures implemented by FEMA. The amounts of the authorizations will be increased as necessary to meet the obligations of the Company under Article III, Sections C, D, and E. Request for funds shall be made only when net premium income has been depleted. The timing and amount of cash advances shall be as close as is administratively feasible to the actual disbursements by the recipient organization for allowable Letter of Credit expenses.

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     Request for payment on Letters of Credit shall not ordinarily be drawn more frequently than daily nor in amounts less than $5,000, and in no case more than $5,000,000 unless so stated on the Letter of Credit. This Letter of Credit may be drawn by the Company for any of the following reasons:

     1.   Payment of claim as described in Article III, Section D;

     2. Refunds to applicants and policyholders for insurance premium overpayment, or if the application for insurance is rejected or when cancellation or endorsement of a policy results in a premium refund as described in Article III, Section E; and

     3.   Allocated and unallocated Loss Adjustment Expenses as described in
          Article III, Section C.

B.   The FIA shall provide technical assistance to the Company as follows:

     1. The FIA's policy and history concerning underwriting and claims handling.

     2. A mechanism to assist in clarification of coverage and claims questions.

     3.   Other assistance as needed.

ARTICLE V--COMMENCEMENT AND TERMINATION

A. The initial period of this Arrangement is from October 1, 2004, through September 30, 2005. Thereafter the Arrangement will be effective on an annual basis for the period October 1 through September 30. The FIA shall provide financial assistance only for policy applications and endorsements accepted by the Company during this period pursuant to the Program's effective date, underwriting and eligibility rules.

B. Each year, the FIA shall publish in the Federal Register and make available to the Company the terms for subscription or re-subscription to this Financial Assistance/Subsidy Arrangement. The Company shall notify the FIA of its intent to re-subscribe or not re-subscribe within thirty days of publication.

C. In order to assure uninterrupted service to policyholders, the Company shall promptly notify the FIA in the event the Company elects not to participate in the Program during the Arrangement year. If so notified, or if the FIA chooses not to renew the Company's participation, the FIA, at its option, may require the continued performance of all or selected elements of this Arrangement for the period required for orderly transfer or cessation of business and settlement of accounts, not to exceed 18 months, and may either require Article V.C.1 or allow Article V.C.2:

     1.   The delivery to the FIA of:

          a. A plan for the orderly transfer to the FIA of any continuing responsibilities in administering the policies issued by the Company under the Program including provisions for coordination assistance; and

          b. All data received, produced, and maintained through the life of the Company's participation in the

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                    Program, including certain data, as determined by FIA, in a standard format and medium; and

               c. All claims and policy files, including those pertaining to receipts and disbursements that have occurred during the life of each policy. In the event of a transfer of the services provided, the Company shall provide the FIA with a report showing, on a policy basis, any amounts due from or payable to insureds, agents, brokers, and others as of the transition date; and

               d. All funds in its possession with respect to any policies transferred to FIA for administration and the unearned expenses retained by the Company.

     2. Submission of plans for the renewal of the business by another WYO Company or Companies or the submission of detailed plans for another WYO Company to assume responsibility for the Company's NFIP policies. Such plans shall assure uninterrupted service to policyholders and shall be accompanied by a formal request for FIA approval of such transfers.

D. Financial assistance under this Arrangement may be canceled by the FIA in its entirety upon thirty (30) days written notice to the Company by certified mail stating one of the following reasons for such cancellation:
     (i) Fraud or misrepresentation by the Company subsequent to the inception of the Arrangement; or (ii) Nonpayment to the FIA of any amount due the FIA; or (iii) Material failure to comply with the requirements of this Arrangement or with the written standards, procedures, or guidance issued by FEMA or FIA relating to the NFIP and applicable to the Company. Under these specific conditions, the FIA may require the transfer of administrative responsibilities and the transfer of data and records as provided in Article V, Section C.1.a through d. If transfer is required, the unearned expenses retained by the Company shall be remitted to the FIA. In such event, the Government will assume all obligations and liabilities owed to policyholders under such policies, arising before and after the date of transfer. As an alternative to transfer of the policies to the Government, the FIA will consider a proposal, if it is made by the Company, for the assumption of responsibilities by another WYO Company as provided in Article V, Section C.2.

E. In the event that the Company is unable or otherwise fails to carry out its obligations under this Arrangement by reason of any order or directive duly issued by the Department of Insurance of any jurisdiction to which the Company is subject, the Company agrees to transfer, and the Government will accept, any and all WYO policies issued by the Company and in force as of the date of such inability or failure to perform. In such event the Government will assume all obligations and liabilities within the scope of the Arrangement owed to policyholders arising before and after the date of transfer, and the Company will immediately transfer to the Government all needed records and data and all funds in its possession with respect to all such policies transferred and the unearned expenses retained by the Company. As an alternative to transfer of the policies

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     to the Government, the FIA will consider a proposal, if it is made by the
     Company, for the assumption of responsibilities by another WYO Company as provided by Article V, Section C.2.

F. In the event the Act is amended, or repealed, or expires, or if the FIA is otherwise without authority to continue the Program, financial assistance under this Arrangement may be canceled for any new or renewal business, but the Arrangement shall continue for policies in force that shall be allowed to run their term under the Arrangement.

ARTICLE VI--INFORMATION AND ANNUAL STATEMENTS

The Company shall furnish to FEMA such summaries and analysis of information including claim file information, and property address, location, and/or site information in its records as may be necessary to carry out the purposes of the National Flood Insurance Act of 1968, as amended, in such form as the FIA, in cooperation with the Company, shall prescribe. The Company shall be a property/casualty insurer domiciled in a State or territory of the United States. Upon request, the Company shall file with the FIA a true and correct copy of the Company's Fire and Casualty Annual Statement, and Insurance Expense Exhibit or amendments thereof as filed with the State Insurance Authority of the Company's domiciliary State.

ARTICLE VII--CASH MANAGEMENT AND ACCOUNTING

A. FEMA shall make available to the Company during the entire term of this Arrangement and any continuation period required by FIA pursuant to Article V, Section C., the Letter of Credit provided for in Article IV drawn on a repository bank within the Federal Reserve System upon which the Company may draw for reimbursement of its expenses as set forth in Article IV that exceed net written premiums collected by the Company from the effective date of this Arrangement or continuation period to the date of the draw.

B. The Company shall remit all funds, including interest, not required to meet current expenditures to the United States Treasury, in accordance with the provisions of the WYO Accounting Procedures Manual or procedures approved in writing by the FIA.

C. In the event the Company elects not to participate in the Program in this or any subsequent fiscal year, or is otherwise unable or not permitted to participate, the Company and FIA shall make a provisional settlement of all amounts due or owing within three months of the expiration or termination of this Arrangement. This settlement shall include net premiums collected, funds drawn on the Letter of Credit, and reserves for outstanding claims. The Company and FIA agree to make a final settlement, subject to audit, of accounts for all obligations arising from this Arrangement within 18 months of its expiration or termination, except for contingent liabilities that shall be listed by the Company. At the time of final settlement, the balance, if any, due the FIA or the Company shall be remitted by the other immediately and the operating year under this Arrangement shall be closed.


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ARTICLE VIII--ARBITRATION

If any misunderstanding or dispute arises between the Company and the FIA with reference to any factual issue under any provisions of this Arrangement or with respect to the FIA's nonrenewal of the Company's participation, other than as to legal liability under or interpretation of the standard flood insurance policy, such misunderstanding or dispute may be submitted to arbitration for a determination that shall be binding upon approval by the FIA. The Company and the FIA may agree on and appoint an arbitrator who shall investigate the subject of the misunderstanding or dispute and make a determination. If the Company and the FIA cannot agree on the appointment of an arbitrator, then two arbitrators shall be appointed, one to be chosen by the Company and one by the FIA.

The two arbitrators so chosen, if they are unable to reach an agreement, shall select a third arbitrator who shall act as umpire, and such umpire's determination shall become final only upon approval by the FIA.

The Company and the FIA shall bear in equal shares all expenses of the arbitration. Findings, proposed awards, and determinations resulting from arbitration proceedings carried out under this section, upon objection by FIA or the Company, shall be inadmissible as evidence in any subsequent proceedings in any court of competent jurisdiction.

This Article shall indefinitely succeed the term of this Arrangement.

ARTICLE IX--ERRORS AND OMISSIONS

In the event of negligence by the Company that has not resulted in litigation but has resulted in a claim against the Company, FEMA will not consider reimbursement of the Company for costs incurred due to that negligence unless the Company takes all reasonable actions to rectify the negligence and to mitigate any such costs as soon as possible after discovery of the negligence. Further, (i) if the claim against the Company is grounded in actions significantly outside the scope of this Arrangement or (ii) if there is negligence by the agent, FEMA will not reimburse any costs incurred due to that negligence. The Company will be notified in writing within thirty (30) days of a decision not to reimburse. In the event the Company wishes to petition for reconsideration of the decision not to reimburse, the procedure in Article III, Section D.3.d shall apply.

However, in the event that the Company has made a claim payment to an insured without including a mortgagee (or trustee) of which the Company had actual notice prior to making payment, and subsequently determines that the mortgagee (or trustee) is also entitled to any part of said claim payment, any additional payment shall not be paid by the Company from any portion of the premium and any funds derived from any Federal Letter of Credit deposited in the bank account described in Article II, Section E. In addition, the Company agrees to hold the Federal Government harmless against any claim asserted against the Federal Government by any such mortgagee (or trustee), as described in the preceding sentence, by reason of any claim payment made to any insured under the circumstances described above.

ARTICLE X--OFFICIALS NOT TO BENEFIT

No Member or Delegate to Congress, or Resident Commissioner, shall be admitted to any share or part of this Arrangement, or to any benefit that may arise therefrom; but this provision shall not be construed to extend to this Arrangement if made with a corporation for its general benefit.


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


ARTICLE XI--OFFSET

At the settlement of accounts, the Company and the FIA shall have, and may exercise, the right to offset any balance or balances, whether on account of premiums, commissions, losses, loss adjustment expenses, salvage, or otherwise due one party to the other, its successors or assigns, hereunder or under any other Arrangements heretofore or hereafter entered into between the Company and the FIA. This right of offset shall not be affected or diminished because of insolvency of the Company.

All debts or credits of the same class, whether liquidated or unliquidated, in favor of or against either party to this Arrangement on the date of entry, or any order of conservation, receivership, or liquidation, shall be deemed to be mutual debts and credits and shall be offset with the balance only to be allowed or paid. No offset shall be allowed where a conservator, receiver, or liquidator has been appointed and where an obligation was purchased by or transferred to a party hereunder to be used as an offset.

Although a claim on the part of either party against the other may be unliquidated or undetermined in amount on the date of the entry of the order, such claim will be regarded as being in existence as of the date of such order and any credits or claims of the same class then in existence and held by the other party may be offset against it.

ARTICLE XII--EQUAL OPPORTUNITY

The Company shall not discriminate against any applicant for insurance because of race, color, religion, sex, age, handicap, marital status, or national origin.

ARTICLE XIII--RESTRICTION ON OTHER FLOOD INSURANCE

As a condition of entering into this Arrangement, the Company agrees that in any area in which the Administrator authorizes the purchase of flood insurance pursuant to the Program, all flood insurance offered and sold by the Company to persons eligible to buy pursuant to the Program for coverages available under the Program shall be written pursuant to this Arrangement.

However, this restriction applies solely to policies providing only flood insurance. It does not apply to policies provided by the Company of which flood is one of the several perils covered, or where the flood insurance coverage amount is over and above the limits of liability available to the insured under the Program.

ARTICLE XIV--ACCESS TO BOOKS AND RECORDS

The FIA and the Comptroller General of The United States, or their duly authorized representatives, for the purpose of investigation, audit, and examination shall have access to any books, documents, papers and records of the Company that are pertinent to this Arrangement. The Company shall keep records that fully disclose all matters pertinent to this Arrangement, including premiums and claims paid or payable under policies issued pursuant to this Arrangement. Records of accounts and records relating to financial assistance shall be retained and available for three (3) years after final settlement of accounts, and to financial assistance, three (3) years after final adjustment of such claims. FIA shall have access to policyholder and claim records at all times for purposes of the review, defense, examination, adjustment, or investigation of any claim under a flood insurance policy subject to this Arrangement.

ARTICLE XV--COMPLIANCE WITH ACT AND REGULATIONS

This Arrangement and all policies of insurance issued pursuant thereto shall be subject to the provisions of the National Flood Insurance Act of 1968, as amended, the Flood Disaster Protection Act of 1973, as amended, the National Flood Insurance Reform Act of 1994, and Regulations issued pursuant thereto and all Regulations affecting the work that are issued pursuant thereto, during the term hereof.

ARTICLE XVI--RELATIONSHIP BETWEEN THE PARTIES (FEDERAL GOVERNMENT AND COMPANY) AND THE INSURED

Inasmuch as the Federal Government is a guarantor hereunder, the primary relationship between the Company and the Federal Government is one of a fiduciary nature, i.e., to assure that any taxpayer funds are accounted for and appropriately expended. The Company is a fiscal agent of the Federal Government, but is not a general agent of the Federal Government. The Company is solely responsible for its obligations to its insured under any policy issued pursuant hereto, such that the Federal Government is not a proper party to any lawsuit arising out of such policies.

                       FEDERAL EMERGENCY MANAGEMENT AGENCY
                        FEDERAL INSURANCE ADMINISTRATION
                    FINANCIAL ASSISTANCE/SUBSIDY ARRANGEMENT
                                   ADDENDUM 1


                         NOTICE OF ACCEPTANCE, 2004-2005

Whereas, in 2004, there was published a Notice of Offer by the Federal Insurance Administration to enter into a Financial Assistance/Subsidy Arrangement (hereinafter the Arrangement); and

Whereas, the above cited Arrangement, as published in and reprinted from the Federal Register, does not provide sufficient space to type in the name of the company.

Now, therefore, the parties hereby agree that this Notice of Acceptance is incorporated into and is an integral part of the entire Arrangement and is substituted in place of the signature block contained in the Federal Register under Article XVI of the Arrangement. The above mentioned Arrangement is effective in the States in which the insurance company listed below is duly licensed to engage in the business of property insurance.

A separate form must be submitted for each company.

In witness whereof, the parties hereto have accepted this Agreement on this 4th day of August, 2005.

Group/Parent Company  North Pointe Financial Services, Inc.
                      ----------------------------------------------------------

Writing Company  North Pointe Insurance Company         NAIC Number  27740
                 --------------------------------------              -----------

By  /s/ B. Matthew Petcoff
    ----------------------------------------------------------------------------

Print Name  B. Matthew Petcoff
            --------------------------------------------------------------------

Title  President
       -------------------------------------------------------------------------

                           The United States of America
                           U.S. Department of Homeland Security
                           Federal Emergency Management Agency

                           Acknowledged
                                        ----------------------------------------
                           Administrator
                           Federal Insurance Administration


              FINANCIAL ASSISTANCE/SUBSIDY ARRANGEMENT - ADDENDUM 1

                       FEDERAL EMERGENCY MANAGEMENT AGENCY
                        FEDERAL INSURANCE ADMINISTRATION
                    FINANCIAL ASSISTANCE/SUBSIDY ARRANGEMENT
                                   ADDENDUM 1


                         NOTICE OF ACCEPTANCE, 2004-2005

Whereas, in 2004, there was published a Notice of Offer by the Federal Insurance Administration to enter into a Financial Assistance/Subsidy Arrangement (hereinafter the Arrangement); and

Whereas, the above cited Arrangement, as published in and reprinted from the Federal Register, does not provide sufficient space to type in the name of the company.

Now, therefore, the parties hereby agree that this Notice of Acceptance is incorporated into and is an integral part of the entire Arrangement and is substituted in place of the signature block contained in the Federal Register under Article XVI of the Arrangement. The above mentioned Arrangement is effective in the States in which the insurance company listed below is duly licensed to engage in the business of property insurance.

A separate form must be submitted for each company.

In witness whereof, the parties hereto have accepted this Agreement on this 4th day of August, 2005.

Group/Parent Company  North Pointe Financial Services, Inc.
                      ----------------------------------------------------------

Writing Company  North Pointe Insurance Company         NAIC Number  27740
                 ------------------------------------                -----------

By  /s/ B. Matthew Petcoff
    ----------------------------------------------------------------------------

Print Name  B. Matthew Petcoff
            --------------------------------------------------------------------

Title  President
       -------------------------------------------------------------------------

                           The United States of America
                           U.S. Department of Homeland Security
                           Federal Emergency Management Agency

                           Acknowledged
                                        ----------------------------------------
                           Administrator
                           Federal Insurance Administration


              FINANCIAL ASSISTANCE/SUBSIDY ARRANGEMENT - ADDENDUM 1

                       FEDERAL EMERGENCY MANAGEMENT AGENCY
                        FEDERAL INSURANCE ADMINISTRATION
                    FINANCIAL ASSISTANCE/SUBSIDY ARRANGEMENT
                                   ADDENDUM 1


                         NOTICE OF ACCEPTANCE, 2004-2005

Whereas, in 2004, there was published a Notice of Offer by the Federal Insurance Administration to enter into a Financial Assistance/Subsidy Arrangement (hereinafter the Arrangement); and

Whereas, the above cited Arrangement, as published in and reprinted from the Federal Register, does not provide sufficient space to type in the name of the company.

Now, therefore, the parties hereby agree that this Notice of Acceptance is incorporated into and is an integral part of the entire Arrangement and is substituted in place of the signature block contained in the Federal Register under Article XVI of the Arrangement. The above mentioned Arrangement is effective in the States in which the insurance company listed below is duly licensed to engage in the business of property insurance.

A separate form must be submitted for each company.

In witness whereof, the parties hereto have accepted this Agreement on this 4th day of August, 2005.

Group/Parent Company  North Pointe Financial Services, Inc.
                      ----------------------------------------------------------

Writing Company  North Pointe Insurance Company         NAIC Number  27740
                 --------------------------------------              -----------

By  /s/ B. Matthew Petcoff
    ----------------------------------------------------------------------------

Print Name  B. Matthew Petcoff
            --------------------------------------------------------------------

Title  President
       -------------------------------------------------------------------------

                           The United States of America
                           U.S. Department of Homeland Security
                           Federal Emergency Management Agency

                           Acknowledged
                                        ----------------------------------------
                           Administrator
                           Federal Insurance Administration


              FINANCIAL ASSISTANCE/SUBSIDY ARRANGEMENT - ADDENDUM 1